UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               UNSEEN SOLAR, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                                                 27-1662208
(State of incorporation                                         (IRS Employer
    or organization)                                         Identification No.)

                               505 Camino Elevado
                                Bonita, CA 91902
              (Address and zip code of principal executive offices)

        Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                               Name of each exchange on which
To be so registered                               each class is to be registered
-------------------                               ------------------------------

  Not Applicable                                           Not Applicable

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c) check the following box [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d) check the following box [X]

Securities Act registration statement file number to which this form relates:
333-165381

       Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $.001 par value
                                (Title of Class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

The description of the Registrant's Common Stock included under the caption "Description of Securities" set forth in the Prospectus, Registration No. 333-165381, filed with the Securities and Exchange Commission on March 10, 2010, as further amended from time to time collectively, the ("Registration Statement"), is incorporated herein by reference.

ITEM 2. EXHIBITS

List below all exhibits filed as a part of the registration statement:

3.1 Articles of Incorporation of Registrant (incorporated by reference herein from Exhibit 3.1 to Form S-1, Registration No. 333-165381)

3.2      By-Laws of Registrant (incorporated by reference herein from Exhibit
         3.2 to Form S-1, Registration No. 333-165381)

4        Specimen Stock Certificate

99       Subscription Agreement (incorporated by reference herein from Exhibit
         99.1 to Form S-1, Registration No. 333-165381)

                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

May 6, 2011                        Unseen Solar, Inc., Registrant


                                   By: /s/ Edward F. Myers II
                                       -----------------------------------------
                                       Edward F. Myers II, President, Secretary,
                                       Treasurer, Chief Executive Officer,
                                       Chief Financial Officer, and
                                       Principal Accounting Officer

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